Exhibit 10.29.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.   [***]  INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO AMENDED AND RESTATED LEASE

1000 WEBWARD LLC, a Delaware limited liability company (“Landlord”), and QUICKEN LOANS INC., a Michigan corporation (“Tenant”), enter into this First Amendment to Amended and Restated Lease (this “Amendment”) dated May 1, 2017.

RECITALS

A.            Landlord and Tenant entered into that certain Amended and Restated Lease dated December 31, 2014 (the “Lease”), with respect to certain premises consisting of 346,244 rentable square feet located on all or portions of the eighth, ninth, tenth, eleventh and twelfth floors (the “Premises”) in the building having a US Postal Service Address and an emergency response address of One Campus Martius, Detroit, Ml 48226 (the “Building”).

B.            Landlord agreed to temporarily lease to Tenant an additional 17,032 rentable square feet located on a portion of the fifth floor in the Monroe wing of the Building until Landlord delivers Tenant a 25,261 rentable square feet located on a portion of the fifth floor in the Woodward Wing of the Building (as more specifically described below).

C.            Landlord and Tenant desire to amend the Lease as more particularly set forth herein.

D.            Capitalized terms used but not defined herein have the same meaning ascribed to such terms in the Lease.

NOW, THEREFORE, in consideration of the covenants, and conditions set forth herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant, promise and agree that the Lease is amended as follows:

1.             Temporary Use of Fifth Floor-Monroe Space. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord an additional 17,032 rentable square feet on the fifth floor in the Monroe wing of the Building, as depicted on Exhibit “A” attached hereto (the “Fifth Floor-Monroe Space”), subject to and in accordance with the terms and conditions of this Amendment. Tenant accepts the Fifth Floor-Monroe Space in its “AS-IS” condition. Any alterations to the Fifth Floor-Monroe Space shall be subject to Landlord’s prior written approval and at Tenant’s sole cost and expense. Tenant shall be responsible, at its sole cost and expense, for any furniture, fixtures and equipment necessary for the operation of Tenant’s business in the Fifth Floor-Monroe Space.

2.             Term of Fifth Floor-Monroe Space. Tenant’s lease of the Fifth Floor-Monroe Space will commence on May 6, 2017 (the “Fifth Floor-Monroe Commencement Date”), and shall terminate on August 14, 2017 (the “Fifth Floor-Monroe Termination Date”). The period of time between the Fifth Floor-Monroe

Commencement Date through the Fifth Floor-Monroe Termination Date shall be defined as the “Fifth Floor-Monroe Term”.

3.             Fifth Floor-Monroe Space Rent. Basic Rental for the Fifth Floor-Monroe Space shall be:

Period	Per Rentable Square Foot	Monthly Rent
Fifth Floor-Monroe Commencement Date - Fifth Floor-Monroe Termination Date	[***]	[***]

4.             Temporary Expansion Into Fifth Floor-Monroe Space. Commencing on Fifth Floor-Monroe Commencement Date and for the duration of the Fifth Floor-Monroe Term, the floor plan attached hereto as Exhibit “A” shall be incorporated into the Lease and Section 1(d) of the Lease shall be amended as follows:

(d)	Premises:

Approximately 363,276 rentable square feet of floor area to be located on all or portions of the fifth, eighth, ninth, tenth, eleventh and twelfth floors of the Building, as more particularly set forth on the floor plans attached hereto as Exhibit “A”, having a U.S. Postal Service Address and an emergency response address of One Campus Martius, Detroit, Michigan 48226.

5.             Tenant’s Share during Fifth Floor-Monroe Term. Commencing on Fifth Floor-Monroe Commencement Date and for the duration of the Fifth Floor-Monroe Term, the Tenant’s Share shall be 37.31%.

6.             Expansion of Premises - Fifth Floor-Woodward Space. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord an additional 25,261 rentable square feet on the Fifth Floor Space in the Woodward wing of the Building, as depicted on Exhibit “B” attached hereto (the “Fifth Floor-Woodward Space”). The Fifth Floor-Woodward Space shall be subject to the same terms and conditions set forth in the Lease, except as modified by the terms of this Amendment. Landlord shall provide Tenant with a turnkey buildout of the Fifth Floor-Woodward Space, at a cost not to exceed [***] per rentable square foot of the Fifth Floor-Woodward Space (the “Modification Allowance”), pursuant to a mutually approved space plan and finishes, as more particularly depicted on Exhibit “C”. All costs in excess of the Modification Allowance shall be paid by Tenant within thirty (30) days of Tenant’s receipt of a detailed invoice for same.

7.             Term of Fifth Floor-Woodward Space. Tenant’s lease of the Fifth Floor-Woodward Space will commence on August 14, 2017 (the “Fifth Floor-Woodward Commencement Date”), and shall be coterminous with the Lease.

8.             Basic Rental. Commencing on the Fifth Floor-Woodward Space Commencement Date, in addition to Tenant’s Basic Rental currently payable by Tenant for the Premises pursuant to the Lease, Tenant shall pay to Landlord Basic Rental for the Fifth Floor-Woodward Space as set forth in the schedule below:

Lease Period	Per RSF	Annual Basic Rental	Monthly Basic Rental
Fifth Floor-Woodward
Commencement Date - December 31,2017	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

9.             Premises.              Commencing on the Fifth Floor-Woodward Commencement Date, the floor plan attached hereto as Exhibit “B” shall be incorporated into the Lease and Section 1 (d) of the Lease shall be amended as follows:

(d)	Premises:

Approximately 371,505 rentable square feet of floor area to be located on all or portions of the fifth, eighth, ninth, tenth, eleventh and twelfth floors of the Building, as more particularly set forth on the floor plans attached hereto as Exhibit “A”, having a U.S. Postal Service Address and an emergency response address of One Campus Martius, Detroit, Michigan 48226.

10.          Tenant’s Share. From and after the Fifth Floor-Woodward Commencement Date, the Tenant’s Share set forth in Section 1 (k) shall be amended to 38.15%.

11.          Parking. Tenant shall be allocated 62 additional parking spaces for the Fifth Floor-Woodward Space in accordance with Section 35 of the Lease. Of such 62 spaces, 17 will be located in the underground parking area of the Building and the balance of said spaces will be located in the other parking structure located adjacent to the Building. Of the 17 parking spaces, 5 of said spaces shall be reserved parking spaces as reasonably designated by Landlord.

12.          Light up Detroit. Tenant agrees, if Landlord directs, to keep the lights on or allow Landlord to cause the lights to be kept oh, at Tenant’s cost and expense, in the perimeter offices in the Demised Premises during non-business hours.

13.          Public Announcements. Any public announcement, advertisement, press release or similar action of either party relating to this Lease or Tenant’s relocation of its operations to the Building shall be subject to prior written approval signed by both parties.

14.          Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”). If either party breaches the foregoing representation and warranty it shall indemnify the other party against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.

15.          Ratification. Tenant and Landlord each hereby ratify and confirm its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto.

16.          Binding Effect: Conflicts: Governing Law: Captions. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located. The captions and headings used throughout this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

17.          Counterparts. This Amendment may be executed in multiple counterparts, and via electronic or facsimile delivery each of which shall constitute an original, but all of which shall constitute one document.

[SIGNATURES ON FOLLOWING PAGE]

[SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE

BETWEEN 1000 WEBWARD LLC AND QUICKEN LOANS INC.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of the date first set forth above.

“LANDLORD”

1000 WEBWARD LLC, a Delaware limited
liability company

By:	/s/ James A. Ketai
James A. Ketai
Its:	Authorized Representative

“TENANT”
QUICKEN LOANS INC., a Michigan
Corporation

By:	/s/ Jay D. Farner
Jay D. Farner
Its:	Chief Executive Officer

EXHIBIT C

Fifth Floor-Woodward Space- Space Plan and Finishes

NEUMANN/SMITH
Quicken Loans
5th Floor Tenant Fit-Out
1 Campus Martius, Detroit, MI 48226
TENANT
QUICKEN LOANS
ARCHITECT
NEUMANN/SMITH ARCHITECTURE
MECHANICAL/ ELECTRICAL ENGINEER
PETER BASSO ASSOCIATES INC.
CONSTRUCTION MANAGER
TURNER CONSTRUCTION
BUILDING MANAGER
BEDROCK MANAGEMENT SERVICES
LOCATION MAP

BEDROCK

— DETROIT —

October 13, 2017

QUICKEN LOANS INC.

ATTN: AngeloVitale

1050 Woodward Avenue

Detroit, Ml 48226

RE:                           Chrysler House Building

719 Griswold, Detroit

Enclosed please find one (1) fully executed original Sixth Amendment to Lease, dated October 9, 2017 between 719 Griswold Master Tenant LLC, as Landlord, and Quicken Loans Inc., as Tenant, for your file.

Please do not hesitate to contact me should you have any questions.

Sincerely,

BEDROCK REAL ESTATE SERVICES LLC

as agent for 719 Griswold Master Tenant LLC

/s/ Lynda Byrd

BEDROCK

DETROIT

Lynda Byrd

Lease Administration Manager

O 313-373-8729

M 313-447-6930

E lyndabyrd@bedrockdetroit.com

630 Woodward Ave, Detroit MI 48226

BedrockDetroit.com

Enclosure

1-888-300-9833	630 Woodward Ave, | Detroit MI 48226	www.bedrockdetroit.com